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                                                                    EXHIBIT (32)

                              THE BANC CORPORATION

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Banc Corporation (the "Company") certifies that the Amendment No. 3 on Form 10-K/A to Annual Report on Form 10-K of the Company for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in that Amendment No. 3 on Form 10-K/A on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2006                              /s/ C. Stanley Bailey
                                                 ------------------------------
                                                         C. Stanley Bailey
                                                      Chief Executive Officer

      This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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                              THE BANC CORPORATION

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Banc Corporation (the "Company") certifies that the Amendment No. 3 on Form 10-K/A to Annual Report on Form 10-K of the Company for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in that Amendment No. 3 on Form 10-K/A to Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2006                                /s/ James C. Gossett
                                                 -------------------------------
                                                          James C. Gossett
                                                     Chief Accounting Officer
                                                  (Principal Financial Officer)

      This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.